UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): June 19, 2006
NATIONAL ENERGY GROUP, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	0-19136 (Commission file number)	58-1922764 (I.R.S. employer identification number)

1400 ONE ENERGY SQUARE 4925 GREENVILLE DALLAS, TEXAS	75206
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (214) 692-9211
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On June 19, 2006, National Energy Group, Inc. (the “Company”) entered into a Supplemental Indenture with Wells Fargo Bank Minnesota, N.A. (the “Successor Trustee”), pursuant to which the maturity date of the Company’s 10 3/4% Senior Notes was extended to October 31, 2007. A copy of the Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

EXHIBIT
NUMBER		DESCRIPTION

4.1	—	Supplemental Indenture, dated as of June 19, 2006, between National Energy Group, Inc. and Wells Fargo Bank Minnesota, N.A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL ENERGY GROUP, INC.
Date: June 28, 2006	By:	/s/ Philip D. Devlin
		Name:	Philip D. Devlin
		Title:	Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

4.1	—	Supplemental Indenture, dated as of June 19, 2006, between National Energy Group, Inc. and Wells Fargo Bank Minnesota, N.A.

4